Exhibit (q)(5)

POWER OF ATTORNEY

The undersigned officer of Worldwide Health Sciences Portfolio, a New York trust, (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney , to sign for me in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of Eaton Vance Growth Trust, in respect of shares of beneficial interest and other documents and papers relating thereto.

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date
/s/ Samuel D. Isaly
	President and Principal Executive Officer	November 1, 2005
Samuel D. Isaly

Exhibit (q)(5)

POWER OF ATTORNEY

The undersigned officer of Special Equities Portfolio, Tax-Managed Multi-Cap Opportunity Portfolio, Tax-Managed Value Portfolio and Worldwide Health Sciences Portfolio, each a New York trust, (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney , to sign for me in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Special Equities Portfolio	Eaton Vance Special Investment Trust
Tax-Managed Multi-Cap Opportunity Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Value Portfolio	Eaton Vance Mutual Funds Trust
Worldwide Health Sciences Portfolio	Eaton Vance Growth Trust

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

Signature	Title	Date

/s/ Kevin M. Connerty	Treasurer and Principal Financial and	November 1, 2005
Accounting Officer
Kevin M. Connerty